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                                                                    EXHIBIT 10.7



                          SIGNAL PHARMACEUTICALS, INC.
                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                            NONSTATUTORY STOCK OPTION


___________________, Optionee:

        On __________________, 19___, an option was automatically granted to you (the "optionee") pursuant to the Signal Pharmaceuticals, Inc. (the "Company") 1998 Non-Employee Directors' Stock Option Plan (the "Plan") to purchase shares of the Company's common stock ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Defined terms not explicitly defined in this option agreement, but defined in the Plan, shall have the same definitions as in the Plan.

        The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for Non-Employee Directors (as defined in the Plan).

        The details of your option are as follows:

        1. The total number of shares of Common Stock subject to this option is ______________ (_____________).

        2. The exercise price of this option is _________________________ ($________) per share, such amount being equal to the "fair market value" (as defined in the Plan) of the Common Stock on the date of grant of this option.

        3. If the number of shares subject to this option is twenty thousand (20,000), this option shall become exercisable ("vest") as provided in subsection 6(e) of the Plan for an option granted pursuant to subsection 5(a) of the Plan. If the number of shares subject to this option is five thousand (5,000), this option shall vest as provided in subsection 6(f) of the Plan for an option granted pursuant to subsection 5(b) of the Plan.

        4. (a) This option may be exercised, to the extent specified in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price, in one or a combination of the forms of payment permitted under the Plan, to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 6 of the Plan. This option may only be exercised for whole shares.

        (b) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option.

        (c) Notwithstanding anything to the foregoing, this option shall not be exercisable in whole or in part unless and until the Plan has been approved by the Company's stockholders and the shares subject to the Plan have been registered under the Securities Act of


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1933, as amended (the "Securities Act) or if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

        5. The term of this option is ten (10) years measured from the grant date, subject, however, to earlier termination upon your termination of service, as set forth in Section 6 of the Plan. In no event may this option be exercised on or after the date on which it terminates.

        6. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

        7. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

Dated the ____ day of ____________________, 19__.




                                           Very truly yours,

                                           SIGNAL PHARMACEUTICALS, INC.

                                           By:
                                              ---------------------------
                                              Duly authorized on behalf
                                              of the Board of Directors

ATTACHMENT:

1998 Non-Employee Directors' Stock Option Plan


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The undersigned:

        (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan;

        (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of Common Stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options and any other stock awards previously granted and delivered to the undersigned under stock award plans of the Company, and (ii) the following agreements only:


                      NONE: (Initial)

                      OTHER:
                            -----------------------

                            -----------------------

                            -----------------------


                                             ---------------------------------
                                                       Optionee

                                    Address:
                                            ----------------------------------

                                            ----------------------------------





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                               NOTICE OF EXERCISE


Signal Pharmaceuticals, Inc.

----------------------------

----------------------------                          Date of Exercise:
                                                                       ---------
Ladies and Gentlemen:

        This constitutes notice under my nonstatutory stock option that I elect to purchase the number of shares for the price set forth below.

          Stock option dated:
                                                     ---------------
          Number of  shares as to which  option
          is exercised:
                                                     ---------------

          Certificates to be issued in name of:
                                                     ---------------

          Total exercise price:                      $
                                                     ---------------

          Cash payment delivered herewith:           $
                                                     ---------------

          Value  of  ______  shares  of  common
          stock delivered herewith(1):               $
                                                     ---------------


        By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Company's 1998 Non-Employee Directors' Stock Option Plan and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of the Option.

        I hereby make the following acknowledgment with respect to the number of shares of Common Stock (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

        I acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting any restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.



                                                 Very truly yours,


-----------------------------------

        (1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.





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